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                                                                  Exhibit 10 (t)

                                                              Loan No. WLD540061

PROMISSORY NOTE
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Date of Note:
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January 9th 1998

Note Amount: $ 7,500,000
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Maturity Date: February l, 2008
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            THIS PROMISSORY NOTE (this "Note") is made January 5, 1998 by
MCBRIDE PROPERTIES, a New Jersey partnership ("Borrower"), having an address c/o American Real Estate Investment Corporation, Plymouth Meeting Executive Campus, 620 Germantown Pike, Suite 200, Plymouth Meeting, Pennsylvania 19462, to and in favor of COLUMN FINANCIAL, INC., a Delaware corporation ("Lender"), having an address at 3414 Peachtree Road, N.E., Atlanta, Georgia 30326-1113.

            FOR VALUE RECEIVED, Borrower promises to pay to the order of Lender, without any counterclaim, setoff or deduction whatsoever, on the Maturity Date (as hereinafter defined), at the office of Lender, or at such other place as Lender may designate to Borrower in writing from time to time, the principal sum of SEVEN MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($ 7,500,000.00), together with interest on so much thereof as is from time to time outstanding and unpaid, from the date of the advance of the principal evidenced hereby, at the rate of 7.03% per annum (the "Note Rate"), in lawful money of the United States of America, which shall at the time of payment be legal tender in payment of all debts and dues, public and private.

                        ARTICLE I - TERMS AND CONDITIONS

            1.01 Payment of Principal and Interest. Said interest shall be computed hereunder on the basis of the actual number of days elapsed in a three hundred sixty (360) day year. In computing the number of days during which interest accrues, the day on which funds are initially advanced shall be included regardless of the time of day such advance is made, and the day on which funds are repaid shall be included unless repayment is credited prior to close of business. Payments in federal funds immediately available in the place designated for payment received by Lender prior to 2:00 p.m. local time at said place of payment shall be credited prior to close of business, while other payments may, at the option of Lender, not be credited until immediately available to Lender in federal funds in the place designated for payment prior to 2:00 p.m. local time at said place of payment on a day on which Lender is open for business. Such principal and interest shall be payable, in equal consecutive monthly installments of $50,048.89 each, beginning on (x) the first day of the second full calendar month following the date of this Note or (y) the first day of the first full calendar month following the date hereof in the event the advance of the principal amount evidenced by this Note is the first day of a calendar month, and

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continuing on the first day of each and every month (the "Payment Date")
thereafter through and including February 1, 2008 (the "Maturity Date"), at which time the entire outstanding principal balance hereof, together with all accrued but unpaid interest thereon, shall be due and payable in full. Each such monthly installment shall be applied first to the payment of accrued interest and then to reduction of principal. If the advance of the principal amount evidenced by this Note is made on a date other than the first day of a calendar month, then Borrower shall pay to Lender contemporaneously with the execution hereof interest at the foregoing interest rate for a period from the date hereof through and including the last day of the calendar month in which this Note 102 Prepayment.

                  (a) Borrower shall have the right and option to release the Security Property (as hereinafter defined) from the lien of the Security Instrument (as hereinafter defined) in accordance with the terms and conditions of Section 1.38 of the Security Instrument. If the indebtedness of this Note is declared due and payable by Lender due to a default by Borrower, then any tender of payment of such indebtedness must include a prepayment fee in an amount equal to the greater of (A) two percent (2.0%) of the principal amount being prepaid, and (B) the positive excess of (i) the present value ("PV") of all future installments of principal and interest due under this Note including the principal amount due at maturity (collectively, "All Future Payments"), discounted at an interest rate per annum equal to the Treasury Constant Maturity Yield Index published during the second full week preceding the date on which such premium is payable for instruments having a maturity coterminous with the remaining term of this Note, over (ii) the principal amount of this Note outstanding immediately before such prepayment. "Treasury Constant Maturity Yield Index" shall mean the average yield for "This Week" as reported by the Federal Reserve Board in Federal Reserve Statistical Release H. 15 (519). If there is no Treasury Constant Maturity Yield Index for instruments having a maturity coterminous with the remaining term of this Note, then the index shall be equal to the weighted average yield to maturity of the Treasury Constant Maturity Yield Indices with maturities next longer and shorter than such remaining average life to maturity, calculated by averaging (and rounding upward to the nearest whole multiple of 1/100 of 1% per annum, if the average is not such a multiple) the yields of the relevant Treasury Constant Maturity Yield indices (rounded, if necessary, to the nearest 1/100 of 1% with any figure of 1/200 of 1% or above rounded upward). In the event that any prepayment fee is due hereunder, Lender shall deliver to Borrower a statement setting forth the amount and determination of the prepayment fee, and, provided that Lender shall have in good faith applied the formula described above, Borrower shall not have the right to challenge the calculation or the method of calculation set forth in any such statement in the absence of manifest error, which calculation may be made by Lender on any day during the thirty (30) day period preceding the date of such prepayment. No prepayment fee or premium shall be due or payable in connection with any prepayment of the indebtedness evidenced by this Note (i) resulting from application of insurance or condemnation proceeds as provided in the Security Instrument at any time during the loan term or (ii) required pursuant to Section 1.25 of the Security Instrument.

                  (b) This Note may not be prepaid in whole or in part except prepayments resulting from Lender applying insurance or condemnation proceeds to reduce the outstanding principal balance of this Note as provided in the Security Instrument or in connection with any


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prepayment pursuant to Section 1.25 of the Security Instrument, in which event no prepayment fee or premium shall be due. No notice of prepayment shall be required under the circumstance specified in the preceding sentence. No principal amount repaid may be reborrowed. Partial payments of principal shall be applied to the unpaid principal balance evidenced hereby but such application shall not reduce the amount of the fixed monthly instaliments required to be paid pursuant to Section 1.01 above.

                  (c) Except as otherwise expressly provided in Section 1.02(b) above, the prepayment fees provided in Section 1.02(a) above shall be due, to the extent permitted by applicable law, under any and all circumstances where this Note is paid prior to the Maturity Date as a result of Lender's exercise of its rights upon Borrower's default and acceleration of the maturity date of this Note (irrespective of whether foreclosure proceedings have been commenced), and shall be in addition to any other sums due hereunder or under any of the other Loan Documents. If the indebtedness of this Note shall have been declared due and payable by Lender pursuant to Section 1.04 hereof due to a default by Borrower, then any tender of payment of such indebtedness must include a prepayment fee computed as provided in Section 1.02(a) above.

            1.03 Security. The indebtedness evidenced by this Note and the obligations created hereby are secured by, among other things, (a) that certain Mortgage and Security Agreement (the "Security Instrument") from Borrower, as mortgagor, to Lender, as mortgagee, dated as of even date herewith, concerning certain property located in Cumberland County, Pennsylvania, and (b) an Assignment of Leases and Rents, dated as of even date herewith, by Borrower in favor of Lender (the "Assignment"). The Security Instrument and the Assignment, together with this Note, and all other agreements or documents to or of which Lender is a party or beneficiary now or hereafter evidencing, securing, guarantying, modifying or otherwise relating to the indebtedness evidenced hereby, are herein referred to collectively as the "Loan Documents". All of the terms and provisions of the Loan Documents are incorporated herein by reference. Some of the Loan Documents are to be filed for record on or about the date hereof in the appropriate public records.

            1.04 Default. It is hereby expressly agreed that should any default occur in the payment of principal or interest as stipulated above and such payment is not made within five (5) days of the date such payment is due (provided, however, that no grace period is provided for the payment of principal and interest due on the Maturity Date), or should any other default occur under any of the Loan Documents which is not cured within any applicable grace or cure period, including without limitation, any sale, transfer, conveyance or other violation of the terms of Section 1.13 of the Security Instrument, then a default shall exist hereunder, and in such event the indebtedness evidenced hereby, including all sums advanced or accrued hereunder or under any other Loan Document, and all unpaid interest accrued thereon, shall, at the option of Lender and without notice to Borrower, at once become due and payable and may be collected forthwith, whether or not there has been a prior demand for payment and regardless of the stipulated date of maturity. In the event that any payment is not received by Lender on the date when due (subject to the applicable grace period), then in addition to any default interest payments due hereunder, Borrower shall also pay to Lender a late charge in an amount equal to five percent (5.0%) of the amount of such overdue payment. So long as any default exists hereunder, regardless of whether


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or not there has been an acceleration of the indebtedness evidenced hereby, and at all times after maturity of the indebtedness evidenced hereby (whether by acceleration or otherwise), interest shall accrue on the outstanding principal balance of this Note at a rate per anrrum equal to four percent (4.0%) plus the interest rate which would be in effect hereunder absent such default or maturity, or if such increased rate of interest may not be collected under applicable law, then at the maximum rate of interest, if any, which may be collected from Burrower under applicable law (the "Default Interest Rate"), and such default interest shall be immediately due and payable. Borrower acknowledges that it would be extremely difficult or impracticable to determine Lender's actual damages resulting from any late payment or default, and such late charges and default interest are reasonable estimates of those damages and do not constitute a penalty. The remedies of Lender in this Note or in the other Loan Documents, or at law or in equity, shall be cumulative and concurrent, and may be pursued singly, successively or together in Lender's discretion. Time is of the essence of this Note. In the event this Note, or any part hereof, is collected by or through an attorney-at-law, Borrower agrees to pay all costs of collection including, but not limited to, reasonable attorney's fees.

            1.05 Exculpation. Notwithstanding anything in the Loan Documents to the contrary, but subject to the qualifications hereinbelow set forth, Lender agrees that (i) Borrower shall be liable upon the indebtedness evidenced hereby and for the other obligations arising under the Loan Documents to the full extent (but only to the extent) of the security therefor, the same being all properties (whether real or personal), rights, estates and interests now or at any time hereafter securing the payment of this Note and/or the other obligations of Borrower under the Loan Documents (collectively, the "Security Property"), (ii) if default occurs in the timely and proper payment of all or any part of such indebtedness evidenced hereby or in the timely and proper performance of the other obligations of Borrower under the Loan Documents, any judicial proceedings brought by Lender against Borrower shall be limited to the preservation, enforcement and foreclosure, or any thereof, of the liens, security titles, estates, assignments, rights and security interests now or at any time hereafter securing the payment of this Note and/or the other obligations of Borrower under the Loan Documents, and confirmation of any sale under power of sale, and no attachment, execution or other writ of process shall be sought, issued or levied upon any assets, properties or funds of Borrower other than the Security Property except with respect to the liability described below in this section, and (iii) in the event of a foreclosure of such liens, security titles, estates, assignments, rights or security interests securing the payment of this Note and/or the other obligations of Borrower under the Loan Documents, whether by judicial proceedings or exercise of power of sale, no judgment for any deficiency upon the indebtedness evidenced hereby shall be sought or obtained by Lender against Borrower, except with respect to the liability described below in this section; provided, however, that, notwithstanding the foregoing provisions of this section, Borrower shall be fully and personally liable and subject to legal action (a) for proceeds paid under any insurance policies (or paid as a result of any other claim or cause of action against any person or entity) by reason of damage, loss or destruction to all or any portion of the Security Property, to the full extent of such proceeds not previously delivered to Lender, but which, under the terms of the Loan Documents, should have been delivered to Lender, (b) for proceeds or awards resulting from the condemnation or other taking in lieu of condemnation of all or any portion of the Security Property, to the full extent of such proceeds or awards not previously delivered to Lender, but which, under the terms of the Loan


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Documents, should have been delivered to Lender, (c) for all tenant security deposits or other refundable deposits paid to or held by Borrower or any other person or entity in connection with leases of all or any portion of the Security Property which are not applied in accordance with the terms of the applicable lease or other agreement, (d) for rent and other payments received from tenants under leases of all or any portion of the Security Property paid more than one
(1) month Ain advance, (e) for rents, issues, profits and revenues of all or any portion of the Security Property received or applicable to a period after any notice of default from Lender hereunder or under the Loan Documents in the event of any default by Borrower hereunder or thereunder which are not either applied to the ordinary and necessary expenses of owning and operating the Security Property or paid to Lender, (f) for damage to the Security Property as a result of the intentional misconduct or gross negligence of Borrower or any of its principals, officers or general partners, Ior any agent or employee of any such persons, or any removal of the Security Property in violation of the terms of the Loan Documents, to the full extent of the losses or damages incurred by Lender on account of such failure, (g) for Borrower's failure to pay any valid taxes, assessments, mechanic's liens, materialmen's liens or other liens which could create liens on any portion of the Security Property which would be superior to the lien or security title of the Security Instrument or the other Loan Documents, to the full extent of the amount claimed by any such lien claimant, (h) for all obligations and indemnities of Borrower under the Loan Documents relating to hazardous or toxic substances or compliance with environmental laws and regulations to the full extent of any losses or damages (including those resulting from diminution in value of any Security Property) incurred by Lender as a result of the existence of such hazardous or toxic substances or failure to comply with environmental laws or regulations, and (i) for fraud or material misrepresentation by Borrower or any of its principals, officers, or general partners, any guarantor, any indemnitor or any agent, employee or other person authorized or apparently Authorized to make statements or representations on behalf of Borrower, any principal, officer or partner of Borrower, any guarantor or any indemnitor, to the full extent of any losses, damages and expenses of Lender on account thereof. References herein to particular sections of the Loan Documents shall be deemed references to such sections as affected by other provisions of the Loan Documents relating thereto. Nothing contained in this section shall (i) be deemed to be a release or impairment of the indebtedness evidenced by this Note or the other obligations of Borrower under the Loan Documents or the lien of the Loan Documents upon the Security Property, or (ii) preclude Lender from foreclosing the Loan Documents in case of any default or from enforcing any of the other rights of Lender except as stated in this section, or (iii) limit or impair in any way whatsoever the Hazardous Substances Indemnity Agreement, dated as of even date herewith, or release, relieve, reduce, waive or impair in any way whatsoever, any obligation of Borrower under such Hazardous Substances Indemnity Agreement. Anything in this Section 1.05 or any of the other Loan Documents to the contrary notwithstanding, on December 31, 2004, the indebtedness evidenced hereby shall be guaranteed on a full recourse basis by American Real Estate Investment Corporation ("American") pursuant to a guaranty (i) which is satisfactory in form and substance to Lender and (ii) as to which Lender has received an opinion from counsel for American (which shall be satisfactory to Lender) which addresses the enforceability of such guaranty and such other matters Lender shall specify and which opinion is satisfactory in form and substance to Lender.


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            1.06 Defeasance. A Defeasance (as defined in Section 1.38 of the
Security Instrument) shall not constitute a prepayment under Section 1.02 of this Note.

                         ARTICLE II - GENERAL CONDITIONS


            2.01 No Waiver: Amendment. No failure to accelerate the debt evidenced hereby by reason of default hereunder, acceptance of a partial or past due payment, or indulgences granted from time to time shall be construed (i) as a novation of this Note or as a reinstatement of the indebtedness evidenced hereby or as a waiver of such right of acceleration or of the right of Lender thereafter to insist upon strict compliance with the terms of this Note, or (ii) to prevent the exercise of such right of acceleration or any other right granted hereunder or by any applicable laws; and Borrower hereby expressly waives the benefit of any statute or rule of law or equity now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the foregoing. No extension of the time for the payment of this Note or any installment due hereunder, made by agreement with any person now or hereafter liable for the payment of this Note shall operate to release, discharge, modify, change or affect the original liability of Borrower under this Note, either in whole or in part unless Lender agrees otherwise in writing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

            2.02 Waivers. Presentment for payment, demand, protest and notice of demand, protest and nonpayment and all other notices are hereby waived by Borrower. Borrower hereby further waives and renounces, to the fullest extent permitted by law, all rights to the benefits of any statute of limitations and any moratorium, reinstatement, marshalling, forbearance, valuation, stay, extension, redemption, appraisement, exemption and homestead now or hereafter provided by the Constitution and laws of the United States of America and of each state thereof, both as to itself and in and to all of its property, real and personal, against the enforcement and collection of the obligations evidenced by this Note or the other Loan Documents.

            2.03 Limit of Validity. The provisions of this Note and of all agreements between Borrower and Lender, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of demand or acceleration of the maturity of this Note or otherwise, shall the amount paid, or agreed to be paid ("Interest"), to Lender for the use, forbearance or retention of the money loaned under this Note exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, performance or fulfillment of any provision hereof or of any agreement between Borrower and Lender shall, at the time performance or fulfillment of such provision shall be due, exceed the limit for Interest prescribed by applicable law or otherwise transcend the limit of validity prescribed by applicable law, then ipso facto the obligation to be performed or fulfilled shall be reduced to such limit and if, from any circumstance whatsoever, Lender shall ever receive anything of value deemed Interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive Interest shall be applied to the reduction of the principal balance owing under this Note in the inverse order of its maturity (whether or not then due) or at the option of Lender be paid over to Borrower, and not to the payment of Interest. All Interest (including any amounts or payments deemed to be Interest)


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contracted for, charged, taken, reserved, paid or agreed to be paid to Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of this Note, including any extensions or renewals hereof, until payment full of the principal balance of this Note so that the Interest thereof for such full period will not exceed the maximum amount permitted by applicable law. This Section 2.03 will control all agreements between Borrower and Lender pursuant to the Loan Documents.

            2.04 Use of Funds. Borrower hereby warrants, represents and covenants that no funds disbursed hereunder shall be used for personal, family or household purposes.

            2.05 Unconditional Payment. Borrower is and shall be obligated to pay principal, interest and any and all other amounts which become payable hereunder or under the other Loan Documents absolutely and unconditionally and without any abatement, postponement, diminution or deduction and without any reduction for counterclaim or setoff; provided, however, that no such payment shall waive any other rights that Borrower may have. In the event that at any time any payment received by Lender hereunder shall be deemed by a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under any bankruptcy, insolvency or other debtor relief law, then the obligation to make such payment shall survive any cancellation or satisfaction of this Note or return thereof to Borrower and shall not be discharged or satisfied with any prior payment thereof or cancellation of this Note, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof, and such payment shall be immediately due and payable upon demand.

            2.06 Further Assurances. Borrower shall execute and acknowledge (or cause to be executed and acknowledged) and deliver to Lender all documents, and take all actions, reasonably required by Lender from time to time to confirm the rights created or now or hereafter intended to be created under this Note and the other Loan Documents, to protect the validity, priority and enforceability of this Note and the other Loan Documents, to subject to the Loan Documents any property of Borrower intended by the terms of any one or more of the Loan Documents to be encumbered by the Loan Documents, or otherwise carry out the purposes of the Loan Documents and the transactions contemplated thereunder; provided, however, that no such further actions, assurances and confirmations shall increase, modify or change Borrower's obliga- tions under this Note or under the other Loan Documents.

            2.07 Submission to Jurisdiction: Waiver of Jury Trial (1) BORROWER, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, (A) SUBMITS TO PERSONAL JURISDICTION IN THE COMMONWEALTH OF PENNSYLVANIA OVER ANY SUIT, ACTION OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THIS NOTE, (B) AGREES THAT ANY SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF PENNSYLVANIA, (C) SUBMITS TO THE JURISDICTION OF SUCH COURTS, AND (D) TO THE FULLEST EXTENT PERMITTED BY LAW, AGREES THAT BORROWER WILL NOT BRING ANY ACTION, SUIT OR PROCEEDING


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IN ANY OTHER FORUM (BUT NOTHING HEREIN SHALL AFFECT THE RIGHT OF LENDER TO BRING
ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM) AND BORROWER FURTHER CONSENTS AND AGREES TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, TO BORROWER AT THE ADDRESS FOR NOTICES DESCRIBED ON THE FIRST PAGE HEREOF, AND CONSENTS AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE (BUT NOTHING HEREIN SHALL AFFECT THE
VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY
LAW). (2) BORROWER, AND BY ITS ACCEPTANCE HEREOF, LENDER, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVE, RELINQUISH AND FOREVER FORGO THE RIGHT
TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THIS NOTE OR ANY CONDUCT, ACT OR OMISSION OF LENDER, OR ANY OF ITS DIRECTORS, OFFICERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS OR ATTORNEYS,
OR ANY OTHER PERSONS AFFILIATED WITH LENDER, IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

            2.08 Miscellaneous. This Note shall be interpreted, construed and enforced according to the laws of the State of New York. The terms and provisions hereof shall be binding upon and inure to the benefit of Borrower and Lender and their respective heirs, executors, legal Irepresentatives, successors, successors-in-title and assigns, whether by voluntary action of the parties or by operation of law. As used herein, the terms "Borrower" and "Lender" shall be deemed to include their respective successors, successors-in-title and assigns, whether by voluntary action of the parties or by operation of law, subject to the limitations set forth in Section 1.05 above. Subject to the limitations set forth in Section 1.05 above, if Borrower consists of more than one person or entity, each shall be jointly and severally liable to perform the obligations of Borrower under this Note. All personal pronouns used herein, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural and vice versa. Titles of articles and sections are for convenience only and in no way define, limit, amplify or describe the scope or intent of any provisions hereof. Capitalized terms used in this Note and not otherwise defined herein shall have the meaning ascribed to them in the Security Instrument or in the other Loan Documents. Time is of the essence with respect to all provisions of this Note, the Security Instrument and the other Loan Documents. This Note and the other Loan Documents contain the entire agreements between the parties hereto relating to the subject matter hereof and thereof and all prior agreements relative hereto and thereto which are not contained herein or therein are terminated. This Note is a sealed instrument.

            2.09 Confession of Judgment. (1) THE FOLLOWING PARAGRAPH SETS FORTH A WARRANT OF AUTHORITY FOR AN ATTORNEY TO CONFESS JUDGMENT AGAINST BORROWER


                                      8
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IN GRANTING THIS WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST THE BORROWER,
THE BORROWER HEREBY KNOWINGLY, IN AND VOLUNTARILY, AND, ON THE ADVICE OF THE SEPARATE COUNSEL OF BORROWER, UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS BORROWER HAS OR MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITUTIONS AND LAWS OF THE UNITED STATES AND THE COMMONWEALTH OF PENNSYLVANIA.

            (2) BORROWER IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR THE PROTHONOTARY OR CLERK OF ANY COURT IN THE COMMONWEALTH OF PENNSYLVANIA, OR ELSEWHERE, TO APPEAR FOR BORROWER AT ANY TIME AFTER DEFAULT UNDER THIS NOTE OR UNDER THE LOAN DOCUMENTS IN ANY ACTIOIN BROUGHT AGAINST BORROWER ON THIS NOTE AT THE SUIT OF LENDER, AS OF ANY TERM, AND IN THAT ACTION TO CONFESS OR ENTER JUDGMENT AGAINST BORROWER FOR THE ENTIRE UNPAID PRINCIPAL OF THIS NOTE AND ALL OTHER SUMS DUE UNDER THIS NOTE OR THE LOAN DOCUMENTS, AND ALL INTEREST ACCRUED ON THOSE AMOUNTS, TOGETHER WITH COSTS OF SUIT, ATTORNEY'S COMMISSION FOR COLLECTION OF FIVE PERCENT (5%) OF THE TOTAL AMOUNT THEN DUE BY BORROWER TO LENDER (BUT IN ANY EVENT NOT LESS THAN TEN THOUSAND DOLLARS

            ($ 10,000.00)), TOGETHER WITH INTEREST ON ANY JUDGMENT OBTAINED BY LENDER AT THE DEFAULT INTEREST RATE, SPECIFIED IN THE NOTE AFTER DEFAULT, INCLUDING INTEREST AT THAT RATE FROM AND AFTER THE DATE OF ANY SHERIFF'S OR JUDICIAL SALE UNTIL ACTUAL PAYMENT IS MADE TO LENDER OF THE FULL AMOUNT DUE LENDER; AND FOR SO DOING THIS NOTE OR A COPY OF IT VERIFIED BY AFFIDAVIT SHALL BE A SUFFICIENT WARRANT. THE AUTHORITY GRANTED IN THIS NOTE TO CONFESS JUDGMENT SHALL NOT BE EXHAUSTED BY ANY EXERCISE OF IT BUT SHALL CONTINUE FROM TIME TO TIME AND AT ALL TIMES UNTIL PAYMENT IN FULL OF ALL THE AMOUNTS DUE UNDER THIS NOTE.


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      IN WITNESS WHEREOF, the Borrower, intending to be legally bound hereby, has duly executed this Note on the day and year first written above.

                        BORROWER: MCBRIDE PROPERTIES, a New Jersey general
                  partnership


                                          By: American Real Estate Investment
                                               Corporation, its managing general
                                               partner

                                              By: /s/ Jeffrey E. Kelter
                                                  January 9, 1998

STATE OF NEW YORK
COUNTY OF NEW YORK

On this 9th day of January, 1998, before me, a notary public in and for the state and county aforesaid, personally appeared Jeffrey E. Kelter, to me personally known, who being by me duly sworn did say that he is the - - President of American Real Estate Investment Corporation, the general partner of McBride Properties, that the foregoing instrument was signed on behalf of said corporation, as managing general partner of McBride Properties by authority of its Board of Directors; and that said Jeffrey E. Kelter,as such officer, acknowledged the execution of the foregoing instrument to be the voluntary act and deed of said corporation, as managing general partner of McBride Properties, by it and by him.

                                                      Notary Public

                                            ROBERT D. VOGEL
                                    Notary Public, State of New York
                                            ~No. 01VO50S3588
                                      Oualifled in New York County
                                  Commission Expires [ILLEGIBLE] 18, 1999


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


      IN WITNESS WHEREOF, the Lender, intending to be legally bound hereby, has duly executed this Note on the day and year first written above.

                        LENDER: COLUMN FINANCIAL, INC.,

                  By:
                  Name:
                  Title:Assistant Vice President


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

STATE OF GEORGIA
COUNTY OF FULTON

On this 9th day of January, 1998, before me, a notary public in and for the state and county aforesaid, personally appeared Linda Keller, to me personally known, who being by me duly sworn did say that she is the Asdsistant Vice President of Column Financial, Inc. that the foregoing instrument was signed on behalf of said corporation, by authority of its Board of Directors; and that said Linda Keller, as such officer, acknowledged the execution of the foregoing instrument to be the voluntary act and deed of said corporation, by it and by her.
                                                      Notary Public


      Notary Public, Gwinnett County,
      Georgia


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